Exhibit 10.18

EXECUTION VERSION

WAIVER AND CONSENT

WAIVER AND CONSENT under the Supplements referred to below, dated as of May 16, 2014 (this “Consent”), among THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), HERTZ VEHICLE FINANCING II LP, a special purpose Delaware limited partnership (“HVF II”), HERTZ VEHICLE FINANCING LLC, a special purpose Delaware limited liability company (“HVF”), RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation (“RCFC”), DTG OPERATIONS, INC., an Oklahoma corporation (“DTG Operations”), each party identified on the signature pages attached hereto as a Conduit Investor, each party identified on the signature pages attached hereto as a Committed Note Purchaser and each party identified on the signature pages attached hereto as a Funding Agent (such Conduit Investors, Committed Note Purchasers and Funding Agents, collectively, the “Lenders”).

RECITALS

WHEREAS, HVF II is party to that certain Series 2013-A Supplement, dated as of November 25, 2013 (the “Series 2013-A Supplement”), by and among HVF II, The Bank of New York Mellon Trust Company, N.A., Hertz, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, HVF II is party to that certain Series 2013-B Supplement, dated as of November 25, 2013 (the “Series 2013-B Supplement”, and together with the Series 2013-A Supplement, the “Supplements”), by and among HVF II, The Bank of New York Mellon Trust Company, N.A., Hertz, as Group II Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, each of Hertz, HVF II, HVF and RCFC has requested that the Lenders consent to extend the date for delivery of the March 2014 Quarterly Financial Statements (as defined below) and certain other information required pursuant to the Series 2013-A Related Documents and the Series 2013-B Related Documents;

WHEREAS, each of Hertz, HVF II, HVF and RCFC has requested that the Lenders waive any Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) that may arise, directly or indirectly, from or in connection with the failure to deliver the March 2014 Quarterly Financial Statements (and any certificates and other information required to be delivered concurrently therewith) on or prior to the Extended Delivery Date (as defined below) to the Lenders;

WHEREAS, in connection with the Series 2013-A Related Documents and the Series 2013-B Related Documents, Hertz delivered annual and quarterly financial statements of Hertz and its consolidated Subsidiaries from time to time on or prior to the date hereof (collectively, the “Previous THC Financial Statements”);

WHEREAS, as part of the process of completing the March 2014 Quarterly Financial Statements, Hertz is reviewing the Previous THC Financial Statements;

WHEREAS, Hertz does not currently know what action, if any, will be required to be taken as a result of such review, which has not yet been completed; however, it is possible that Hertz may restate one or more of the Previous THC Financial Statements (such a restatement, if it were to occur, the “Restatement”);

WHEREAS, each of Hertz, HVF II, HVF and RCFC has requested that the Lenders waive any Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the Restatement, if any, or any action taken or any failure to take action while any such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Supplements.

Section 2.                                           Waiver and Consent.

(a)                                 The Lenders hereby agree that, notwithstanding any provision of any Series 2013-A Related Document or any Series 2013-B Related Document, the quarterly financial statements required to be delivered under such documents for Hertz’s fiscal quarter ended March 31, 2014 (the “March 2014 Quarterly Financial Statements”) and the certificates and other information required pursuant to the Series 2013-A Related Documents and/or the Series 2013-B Related Documents to be delivered concurrently therewith need not be delivered on or prior to June 15, 2014 (such date, the “Extended Delivery Date”).

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(b)                                 So long as the March 2014 Quarterly Financial Statements and the certificates and other information required to be delivered in connection therewith to the Lenders under the Group I HVF Lease and the Group II RCFC Lease are delivered on or prior to the Extended Delivery Date, the Lenders hereby waive any existing or future Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the failure to deliver any of the March 2014 Quarterly Financial Statements, such certificates or such other information.

(c)                                  The Lenders hereby waive, from the Consent Effective Date until the Extended Delivery Date, any Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-A Notes or any of the Series 2013-B Notes), Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in each of the Group I HVF Lease and the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the Restatement, if any, or any action taken or any failure to take action while any such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default.  Notwithstanding the foregoing, the waiver in this Section 2(c) is a limited waiver for the period ending on the Extended Delivery Date, and for the avoidance of doubt, after the Extended Delivery Date, unless otherwise waived, no such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default that arises, directly or indirectly, from the Restatement shall be deemed waived pursuant to this Section 2(c).

(d)         For the avoidance of doubt, from the Consent Effective Date until the Extended Delivery Date (i) each Lender shall continue to honor notices for Advances delivered in compliance with the Supplements notwithstanding the occurrence or continuation of the events described in this Section 2 and (ii) neither Hertz nor HVF II shall be required to deliver any notice pursuant to any Series 2013-A Related Document or any Series 2013-B Related Document in connection with the occurrence or continuation of the events described in this Section 2.

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Section 3.                                           Conditions to Effectiveness of Consent.  This Consent shall become effective on the date (such date, if any, the “Consent Effective Date”) the Administrative Agent shall have received this Consent executed and delivered by the parties hereto.  The Administrative Agent shall give prompt notice in writing to Hertz of the occurrence of the Consent Effective Date.  For the avoidance of doubt, the Lenders hereby expressly waive any requirement that any “Rating Agency Condition” (as defined in any Series 2013-A Related Document or any Series 2013-B Related Document) be satisfied in connection with this Consent.

Section 4.                                           Effects on Related Documents; Acknowledgement.

(a)                                 Except as expressly set forth herein, this Consent (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Trustee under any Series 2013-A Related Document or any Series 2013-B Related Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Supplements or in any other provision of any Series 2013-A Related Document or any Series 2013-B Related Document.  Each and every term, condition, obligation, covenant and agreement contained in the Supplements or any other Series 2013-A Related Document or any other Series 2013-B Related Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified hereby and nothing herein can or may be construed as a novation thereof.  Each of Hertz, DTG Operations, HVF II, HVF and RCFC reaffirms on the Consent Effective Date its obligations under the Series 2013-A Related Documents and the Series 2013-B Related Documents, in each case, to which it is a party and the validity, enforceability and perfection of the Liens, if any, granted by it pursuant to the Series 2013-A Related Documents and the Series 2013-B Related Documents, in each case, to which it is a party.  All references to any Series 2013-A Related Document or to any Series 2013-B Related in any Series 2013-A Related Document or in any Series 2013-B Related Document and all references in any such document to “hereunder”, “hereof” or words of like import referring to any such document, shall, unless expressly provided otherwise, refer to such document after giving effect to the waivers set forth in this Consent.

(b)                                 For the avoidance of doubt, this Consent does not constitute an acknowledgement by any of Hertz or any of its Subsidiaries that a Restatement, if any, would result in an Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default under any Series 2013-A Related Documents or any Series 2013-B Related Documents and each of Hertz, HVF II, HVF and RCFC reserves all of its rights under the Series 2013-A Related Documents and the Series 2013-B Related Documents in connection therewith.

Section 5.                                           Expenses.  Hertz agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent and the Lenders.

Section 6.                                           Counterparts.  This Consent may be executed in any number of

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counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Consent by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.                                           Applicable Law.  THIS CONSENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS CONSENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 8.                                           Headings.  The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

DTG OPERATIONS, INC.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

HERTZ VEHICLE FINANCING II LP, a limited partnership

By:	HVF II GP Corp., its general partner

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

HERTZ VEHICLE FINANCING LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B WAIVER AND CONSENT]

RENTAL CAR FINANCE CORP.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

BARCLAYS BANK PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Laura Spichiger
Name: Laura Spichiger
Title: Director

THE BANK OF NOVA SCOTIA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kimberley Snyder ~
Name: Kimberley Snyder
Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B WAIVER AND CONSENT]

BANK OF AMERICA, N.A., as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Nina Austin
Name: Nina Austin
Title: Vice President

[SIGNATURE PAGE TO SERIES 2013-A AND 2013-B WAIVER AND CONSENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Attorney-in-Fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

ROYAL BANK OF CANADA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By:	/s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

VERSAILLES ASSETS LLC, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: GLOBAL SECURITIZATION SERVICES, LLC, its Manager

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Senior Vice President

NATIXIS NEW YORK BRANCH, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director

By:	/s/ David S. Bondy
Name: David S. Bondy
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: RBS SECURITIES INC., as Agent

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Director

BANK OF MONTREAL, as a Committed Note Purchaser, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Brian Zaban
Name: Brian Zaban
Title: Managing Director

FAIRWAY FINANCE COMPANY, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Michael R. Newell
Name: Michael R. Newell
Title: Vice President

BMO CAPITAL MARKETS CORP., as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ John Pappano
Name: John Pappano
Title: Managing Director

SUNTRUST BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kheang Lim
Name: Kheang Lim
Title: Vice President

BNP PARIBAS, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Khoi-Anh Berger-Luong
Name: Khoi-Anh Berger-Luong
Title: Managing Director

By:	/s/ Steve Parsons
Name: Steve Parsons
Title: Managing Director

STARBIRD FUNDING CORPORATION, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

By:	/s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

GOLDMAN SACHS BANK USA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

GRESHAM RECEIVABLES (NO. 29) LTD, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Shane Hollywood
Name: Shane Hollywood
Title: Director

LLOYDS BANK PLC, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Thomas Spary
Name: Thomas Spary
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Colin Bennett
Name: Colin Bennett
Title: Director

By:	/s/ Billy Strobel
Name: Billy Strobel
Title: Vice President

SARATOGA FUNDING CORP., LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Michael R. Newell
Name: Michael R. Newell
Title: Vice President